SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 15, 2001 (November 15, 2001)
Date of report (Date of earliest event reported)

 MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	0-30877 (Commission File Number)	77-0481679 (I.R.S. Employer Identification No.)

4th Floor
Windsor Place
22 Queen Street
PO Box HM 1179
Hamilton HM EX
Bermuda
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (441) 296-6395

N/A
(Former name and former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On November 15, 2001, the Registrant issued a press release reporting its financial results for its third fiscal quarter ended October 27, 2001. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the November 15, 2001 press release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	Description

99.1	Press Release dated November 15, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: November 15, 2001

MARVELL TECHNOLOGY GROUP LTD

By:	/s/ George Hervey

George Hervey Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

Exhibit 99.1	Press Release issued November 15, 2001.